NUVEEN LIMITED TERM MUNICIPAL BOND FUND

SUPPLEMENT DATED MAY 31, 2011

TO THE PROSPECTUS DATED AUGUST 31, 2010,

AS SUPPLEMENTED JANUARY 21, 2011

1.	The following sentence is added to end of the section “Fund Summaries – Nuveen Limited Term Municipal Bond Fund Fund – Principal Investment Strategies.”

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to seven years under normal market conditions.

2.

The third sentence of the first paragraph in the section “How We Manage Your Money—What Securities We Invest In—Portfolio Maturity and Duration” is hereby replaced in its entirety with the following sentence.

The Limited Term Fund will attempt to maintain the weighted average maturity of its portfolio securities at three to seven years under normal market conditions.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-LTMDP-0511P

NUVEEN MUNICIPAL BOND FUND

SUPPLEMENT DATED MAY 31, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 31, 2010,

AS SUPPLEMENTED JANUARY 21, 2011

  The following changes are effective May 31, 2011:

•	Nuveen Insured Municipal Bond Fund changed its name to Nuveen Municipal Bond Fund.
•

The fund is no longer required to invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. The fund will continue to be subject to the requirement that it invest at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-INSS-0511P